Exhibit 99.2

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[LOGO]

Western Sierra Bancorp

Gary D. Gall	Anthony J. Gould
President / CEO	Executive Vice President / CFO
Phone (530) 677-5694	Phone (530) 698-2234
Email: ggall@wsnb.com	Email: agould@wsnb.com

SAFE HARBOR

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the future results and performance of WSBA. These forward-looking statements involve risks and uncertainties and actual results could differ materially from those predicted in any such forward-looking statements. Factors that could cause results to differ include risks that are outlined in detail in the Company’s SEC filings.  Please refer to WSBA’s periodic reports that are filed with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended December 31, 2003 and our quarterly report on Form 10-Q for the most recent fiscal quarter.

[GRAPHIC]		[GRAPHIC]
WESTERN SIERRA BANCORP NASD: “WSBA” Over $1 Billion Assets Premier multi-bank holding company in the Sacramento region

[GRAPHIC]		[GRAPHIC]

Western Sierra Bancorp

[GRAPHIC]	Western Sierra Bank $540M in Assets
12 branches operating in Sacramento,
El Dorado, Placer Counties

[GRAPHIC]	Central California Bank $400M in Assets
13 branches operating in San Joaquin,
Stanislaus, Calaveras, Amador,
Tuolumne, Contra Costa Counties

[GRAPHIC]	Auburn Community Bank $110M in Assets
2 branches operating in Placer County

[GRAPHIC]	Lake Community Bank $120M in Assets
2 branches operating in Lake County

[GRAPHIC]

The Market Opportunity

• Diversified Market

• Strong, Stable & Affordable Housing Market

• Available land provides opportunity for growth and expansion

• Strong & Stable Commercial Real Estate

• Dominant Community Bank in the Region

• Continued migration of jobs and population from the Bay Area

• Pockets of hyper growth in sub markets represent excellent Branch denovo opportunities

• Numerous Community Banks represent potential partnership opportunities

Sacramento Regional Economy

[CHART]

Our Formula For Success

• Outstanding Asset Quality	• A Strong Efficiency Ratio

• Consistent Loan and Asset Growth	• Consistent EPS Growth

• Strong Net Interest Margin	• Operating in Growing Markets

• Low Operating Expenses	• History of Successful M & A Integrations

WSBA M&A History – A Proven Track Record

Target	Date Completed	Deal Value ($M)	Total Assets ($M)	Operating Status
Lake Community	4/99	$18.4	$86	Stand Alone
Roseville 1st	4/99	$8.8	$51	Merged with WSNB
Sentinel Community	5/00	$10.8	$94	Merged with CCB
Central California (“CCB”)	4/02	$9.2	$62	Stand Alone
Central Sierra (“CSB”)	7/03	$21.3	$148	Merged with CCB
Auburn Community	12/03	$22	$92	Stand Alone

Internal And Acquired Growth 1997 to Q2 2004 (in Millions)

[CHART]

Assets

($ in millions)

[CHART]

Gross Loans

($ in millions)

[CHART]

Loan Mix

(as of 6/30/04)

[CHART]

Loans / Assets

($ in millions)

[CHART]

Total Deposits

($ in millions)

[CHART]

Deposits Mix

[CHART]

Net Interest Margin

(Fully Tax Equivalent)

[CHART]

Operating Expense * / Avg Assets

[CHART]

*                 Excludes certain costs (i.e. mtg. commissions that do not generate assets)

Revenue and Expense Growth

[CHART]

Efficiency Ratio

(Without merger costs)

[CHART]

Assets and Pre Tax Income per Employee

[CHART]

	2000	2001	2002	2003	06/30/04
Assets per FTE	$2.1	$2.4	$2.7	$2.9	$3.1	(in millions)
Pre tax Income per FTE	$30	$43	$51	$62	$65	(in thousands)

Charge Offs and Provisions / Avg Loans

[CHART]

Non Performing / Avg Assets

[CHART]

Net Income (GAAP)

[CHART]

Diluted Earnings per Share

[CHART]

*                 Excludes Merger and one-time REIT charge.

Earnings Per Share

(no merger costs)

[CHART]

Return on Equity

[CHART]

Return on Assets

[CHART]

Compounded Growth Rates

as of June 30, 2004

[CHART]

*                 Excludes mortgage and other one time costs.

Valuations and Returns

Headquarters:	Cameron Park , CA
Structure:	Multi-Bank Holding Co.

Market Capitalization	$250.3	Million

Share Price	$33.00

Price / 2005 Earnings Estimate	15.2

Price / Book	2.48

Price / Tangible Book	3.77

Cumulative Return on WSBA Shares
1YR $ 23.80 (price at 9.30.03)	39%
2YR $ 15.05 (price at 9.30.02)	119%
3YR $ 8.29 (price at 9.30.01)	298%

Ongoing Business Earnings and Franchise Value Drivers

Robust Central California Economy	Stable Low-Cost Funding Mix

Leading Commercial Community Banking Model in the Region	Scarcity Value

Accretive Acquisitions	Low-Risk Profile

Analyst Coverage

	RBC Capital	Sandler O’Neill	Hoefer & Arnett	Average
Last Report	20-Jul-04	20-Jul-04	20-Jul-04

Analyst	Conn /Morford	Ramsey Gregg	Don Worthington

Rating	Outperform	Buy	Strong Buy

Price Target	$35.00	$35.00	$36.00	$35.33

2004 EPS Est.	$1.89	$1.91	$1.88	$1.89

2005 EPS Est.	$2.17	$2.20	$2.15	$2.17

THREE SOURCES OF FUTURE
GROWTH

Organic Growth	[GRAPHIC]

•De Novo Branching

•Mergers & Acquisitions

Guidance

Net Income Margin > 5%
[GRAPHIC]
Efficiency Ratio 52%-56%

Asset Quality – Top of Peer Group

EPS - $1.90 for 2004

Contact Information:

Gary D. Gall	Anthony J. Gould
President / CEO	Chief Financial Officer
Phone (530) 677-5694	Phone (530) 698-2234
Email: ggall@wsnb.com	Email: agould@wsnb.com